UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 12, 2007

                       ATLANTIC COAST FEDERAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

          Federal                     000-50962                  59-3764686
          --------                    ---------                  ----------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

     On October 17, 2007, Atlantic Coast Federal Corporation announced that Atlantic Coast Financial Corporation, the proposed holding company for Atlantic Coast Bank, and Atlantic Coast Federal, MHC have received conditional approval from the Office of Thrift Supervision to commence its second step conversion and offering. Atlantic Coast Federal Corporation also today announced that the registration statement relating to the sale of common stock of Atlantic Coast Financial Corporation was declared effective by the Securities and Exchange Commission.

     A copy of the press  release  dated  October 17, 2007,  is filed as Exhibit
99.1 hereto and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.

          99.1 Press release dated October 17, 2007

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ATLANTIC COAST FEDERAL CORPORATION


Date: October 17, 2007                 By: /s/ Robert J. Larison, Jr.
                                           -------------------------------------
                                           Robert J. Larison, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)

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                                  EXHIBIT INDEX

Exhibit
Number              Description of Exhibit(s)
------              -------------------------

 99.1               Press release dated October 17, 2007